UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : April 27, 2009
DISH NETWORK CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
DISH DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 27, 2009, DISH Network Corporation (“DISH Network”) issued a press release announcing the appointment of Mr. Robert E. Olson as Executive Vice President and Chief Financial Officer of DISH Network, effective April 27, 2009, succeeding Mr. Bernard L. Han, who will assume the new role of Chief Operating Officer in charge of operations, information technologies, and finance functions of DISH Network. DISH Network also announced that Executive Vice President Thomas A. Cullen will assume additional leadership responsibilities. Effective April 27, 2009, Mr. Cullen will oversee all of DISH Network’s sales and marketing functions, in addition to his existing management of programming operations.
Mr. Olson, age 50, was most recently the Chief Financial Officer of Trane Commercial Systems, the largest operating division of American Standard. He was previously Chief Financial Officer of AT&T’s Consumer Services division and later its Business Services division. He also held leadership roles in finance, marketing, operations and planning at American Airlines. Mr. Olson holds a bachelors degree in chemical engineering from the University of Alabama and a masters degree in business administration from UCLA.
Mr. Han, age 45, was named Executive Vice President and Chief Financial Officer of DISH Network in September 2006. Mr. Han also serves as Executive Vice President and Chief Financial Officer of EchoStar Corporation (“EchoStar”) pursuant to a management services agreement between DISH Network and EchoStar that was entered into in connection with the Spin-off of EchoStar from DISH Network. From October 2002 to May 2005, Mr. Han served as Executive Vice President and Chief Financial Officer of Northwest Airlines, Inc. Prior to October 2002, he held positions as Executive Vice President and Chief Financial Officer and Senior Vice President and Chief Marketing Officer at America West Airlines, Inc.
Mr. Cullen, age 49, was named our Executive Vice President, Corporate Development in December 2006. Before joining DISH Network, Mr. Cullen served as President of TensorComm, a venture-backed wireless technology company. From August 2003 to April 2005, Mr. Cullen was with Charter Communications Inc., serving as Senior Vice President, Advanced Services and Business Development from August 2003 until he was promoted to Executive Vice President in August 2004. From January 2001 to October 2002, Mr. Cullen was General Partner of Lone Tree Capital, a private equity partnership focused on investment opportunities in the technology and communications sector.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press Release “DISH Network Strengthens Senior Leadership Team”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
DISH DBS CORPORATION

Date: April 27, 2009	By:	/s/ R. Stanton Dodge R. Stanton Dodge Executive Vice President, General Counsel and Secretary